UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 11, 2008
Capital Senior Living Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809

(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway
Suite 300
Dallas, Texas	75254

(Address of Principal Executive Offices)	(Zip Code)
(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
     On February 11, 2008, Capital Senior Living Corporation (the “Company”) issued a press release announcing that the Company, through one of its subsidiaries, has terminated the asset purchase agreement (the “Agreement”) with Hearthstone Senior Services, L.P. and certain of its subsidiaries (collectively, “Hearthstone”). Based on the results of the Company’s due diligence and lease negotiations, the Agreement was terminated by the Company pursuant to the terms of the Agreement allowing for such termination during the Inspection Period (as defined in the Agreement). Pursuant to the Agreement, reached on December 21, 2007, the Company would have acquired Hearthstone’s interests in 32 leases with a healthcare REIT and related personal property for a purchase price of $35 million plus payment of customary closing costs.
     A copy of the press release is attached hereto as Exhibit 99.1 and, with respect to the termination of the Agreement, is incorporated herein by reference
Item 7.01 Regulation FD Disclosure.
     The Company’s press release issued on February 11, 2008 also announced its 2008 Business Plan which is included in the Company’s updated slideshow presentation. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The exhibit contains and may implicate, forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
     Attached hereto as Exhibit 99.2 is an updated slideshow presentation of the Company.
     By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. The Company assumes no obligation to update or supplement forward-looking statements in this slideshow that become untrue because of new information, subsequent events or otherwise.
Item 9.01 Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.
     The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 7.01:
     99.1     Press Release dated February 11, 2008
     99.2     Capital Senior Living Corporation updated slideshow presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2008	Capital Senior Living Corporation
	By:	/s/ Gloria M. Holland
		Name:	Gloria M. Holland
		Title:	Vice President - Finance

EXHIBIT INDEX
     The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 7.01:
          99.1     Press Release dated February 11, 2008
          99.2     Capital Senior Living Corporation updated slideshow presentation